Exhibit 10.8

EXECUTION COPY

ASSIGNMENT AGREEMENT

This Assignment Agreement (the “Agreement”) is made and entered into as of August 30, 2005 (“Effective Date”) by and among Marvel Enterprises, Inc., a Delaware corporation, with its principal office located at 417 Fifth Avenue, New York, New York 10016 (“MEI”), and Marvel Entertainment Group, Inc., a Delaware corporation, with its principal office located at 417 Fifth Avenue, New York, New York 10016 (“MEG”), on the one hand, and Marvel Characters, Inc., a Delaware corporation, with its principal office located at 9242 Beverly Blvd., Suite 350, Beverly Hills, California 90210 (“MCI”), on the other.

WHEREAS, MEI and MEG own or have rights to the Results and Proceeds, Third Party Agreements and Property (as such terms are defined below) and, in addition to and separate from such rights, have certain Obligations (as defined below); and

WHEREAS, MEI and MEG wish to assign all of their respective right, title and interest in and to the Results and Proceeds, Third Party Agreements and Property to MCI and further wish to retain all of their respective Obligations; and

WHEREAS, MCI wishes to accept such assignment of right, title and interest in and to the Results and Proceeds, Third Party Agreements and Property pursuant to the terms hereof.

NOW, THEREFORE, for Ten Dollars (US$10) and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.          DEFINITIONS. When used in this Agreement, the following terms shall have the following definitions:

a.          “Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. The term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and polices of a Person, whether through the ownership of voting stock, by contract, or otherwise.

b.          “Assignment Agreement” means that certain Assignment Agreement to be entered into between MCI and MVL Rights LLC.

c.	“Character Titles” shall have the meaning set forth in the Assignment Agreement.
d.	“Characters” shall have the meaning set forth in the Assignment Agreement.

e.          “Intellectual Property Rights” means all copyrights, trademarks, domain names and other intellectual property rights in and to the Results and Proceeds and the Property, and all national, foreign, state and common-law registrations, applications for registration, renewals and extensions of the foregoing, together with all goodwill symbolized by the foregoing, and all so-called “moral rights of authors” or “droit moral” rights (and/or any similar or analogous rights under any applicable law of any jurisdiction) with respect to any of the foregoing, and the right to make such changes in the Results and Proceeds and Property, and/or uses thereof, as MCI shall from time to time determine in its sole discretion, regardless of whether any such rights arise under the laws of the United States or any other state, country or jurisdiction, and all rights and remedies against infringement or other violation thereof.

f.          “Obligations” means all obligations, duties and responsibilities of MEI and/or MEG or any Affiliate of MEI and/or MEG or any predecessor entity to MEI or MEG pursuant to or resulting from the Third Party Agreements or pursuant to or resulting from the receipt of work-made-for-hire or other services relating to the Property.

g.          “Person” means any individual, partnership, corporation (including a business trust), joint stock company, trust, unincorporated association, joint venture, limited liability company, or other entity, or a government or any political subdivision or agency thereof.

h.	“Property” means the Characters and Character Titles.

i.           “Results and Proceeds” means all results and proceeds of all individual writers or artists engaged pursuant to Third Party Agreements or who otherwise provided work-made-for-hire or other services to MEI and/or MEG, or any Affiliate of MEI and/or MEG (except for MCI) or any predecessor entity to MEI or MEG relating to the Property, including without limitation, all writings, themes, artwork, specifications, discoveries, improvements, modifications, ideas, source codes, templates, drawings, characters, stories, storylines, plots, names, pictorial and literary representations and the like and all other materials of any kind fixed in a tangible medium or otherwise created for the Property.

j.           “Third Party Agreements” means all work-made-for-hire and assignment agreements entered into by MEI and/or MEG or any Affiliate of MEI and/or MEG with individual writers or artists which produced Results and Proceeds and all other agreements entered into by MEI and/or MEG or any Affiliate of MEI and/or MEG or predecessor entity to MEI or MEG related to the Property.

2.	RIGHTS/OBLIGATIONS.

a.          Rights. Subject to the terms and conditions of this Agreement, MEI and MEG hereby sell, assign, grant, transfer and convey to MCI all of their respective right, title and interest of every kind and nature throughout the world in perpetuity in and to the Results and Proceeds, including without limitation, all Intellectual Property Rights and all other rights that may now or hereafter be vested in MEI and/or MEG with respect to same; and all benefits, privileges, causes of action and remedies relating to any of the foregoing, whether before or hereafter accrued, including without limitation, the exclusive right to apply for and maintain all such Intellectual Property Rights; to sue for all past, present or future infringements or other violations of any rights in the Results and Proceeds or the Intellectual Property Rights; and to settle and retain proceeds from any such actions; and any and all of MEI and/or MEG’s other right, title and interest of every kind and nature whatsoever in and to the foregoing.

b.          Obligations. MEI and MEG are not granting or delegating and shall not be deemed to have granted or delegated any Obligations to MCI and MCI is not and shall not be deemed to have assumed any Obligations hereunder.

3.          FURTHER ASSURANCES.    MEI and MEG agree to execute, deliver and file such other documents and to take all such other actions which MCI, its successors and/or assigns, may reasonably request to effectuate the terms of this Agreement and to execute and deliver any and all affidavits, testimonies, declarations, oaths, samples, exhibits, specimens and other documentation as may be reasonably required, including without limitation, the execution and delivery by a duly authorized representative of each of MEI and MEG of the Short Form Copyright Assignment attached hereto as Exhibit A. MEI and MEG each hereby appoint MCI as its “special attorney-in-fact,” which appointment is coupled with an interest and is irrevocable, to act in the name of MEI and/or MEG, as applicable, for the sole purpose executing and filing such documents in place of MEI or MEG; provided, however, that MCI shall not exercise its rights as special attorney-in-fact unless MEI and/or MEG, as applicable, shall fail to execute and deliver any such document and thirty (30) days shall have elapsed following MCI’s delivery to MEI and MEG of MCI’s request to so execute.

4.          ASSIGNMENT/DELEGATION. Any party may assign and delegate this Agreement, and any or all of its rights, privileges and obligations hereunder, to any third party, provided such third party expressly agrees in writing to be bound by the terms and conditions of this Agreement. This Agreement shall be binding upon each party’s successors and assigns subject to compliance with the immediately preceding sentence.

5.          TREATMENT IN BANKRUPTCY. The parties intend this Agreement to constitute an absolute assignment. If for any reason this Agreement is deemed to be a license, then the parties intend that the rights granted by MEI and MEG to MCI hereunder be governed by 11 USC Section 365(n) in the event of the bankruptcy or insolvency of MEI and/or MEG, to the greatest extent permitted by law. MEI and MEG each recognize that, notwithstanding any rejection of this Agreement in any bankruptcy proceeding, MCI may, to the greatest extent permitted by law, elect to continue to enjoy all rights granted herein for the entire term provided in this Agreement.

6.	MISCELLANEOUS.

a.          Notices. Any notice herein required or permitted to be given will be given in writing and may be delivered personally to any officer of MEI, MEG or MCI, or as appropriate, by express courier, registered or certified mail (postage and fees prepaid, with return receipt requested), or by facsimile transmission to the addresses set forth below. Any party may from time to time specify or change the address for such notice by giving written notice thereof to the other parties in the manner provided in this Paragraph. A notice will be deemed given three (3) days after deposit if by express courier, five (5) days after deposit if by regular mail or upon transmission (with conformation of receipt) if by telecopier.

If to MEI:	Marvel Enterprises, Inc.
417 5th Avenue
New York, New York 10016
Attention: General Counsel
Fax: (212) 576-4005

With a copy to:	Liner Yankelevitz Sunshine & Regenstreif LLP
1100 Glendon Avenue, 14th Floor
Los Angeles, California 90024
Attention: Joshua B. Grode, Esq.
Fax: (310) 500-3501

If to MEG:	Marvel Entertainment Group, Inc.
417 5th Avenue
New York, New York 10016
Attention: General Counsel

Fax: (212) 576-4005

With a copy to:	Liner Yankelevitz Sunshine & Regenstreif LLP
1100 Glendon Avenue, 14th Floor
Los Angeles, California 90024
Attention: Joshua B. Grode, Esq.
Fax: (310) 500-3501

If to MCI:	Marvel Characters, Inc.
9242 Beverly Blvd., Suite 305
Beverly Hills, California 90210
Attention: President
Fax: (310) 285-9825

b.          Governing Law/Venue. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to the conflict of law rules thereof. Each party irrevocably consents to the exclusive jurisdiction of the courts of the State of New York, in New York County and of any federal court located in such State in such county in connection with any action or proceeding arising out of or relating to this Agreement. In addition, each party covenants and agrees not to assert, by way of motion, as a defense, or otherwise, in any such action or proceeding, any claim that such party is not subject personally to the jurisdiction of such court, that the action or proceeding is brought in an inconvenient forum, that the venue of the action or proceeding is improper, or that this Agreement or the subject matter hereof may not be enforced in or by such court.

c.          Severability. If any provision of this Agreement, or the application of any such provision to any party or set of circumstances, shall be determined to be invalid, unlawful, void or unenforceable to any extent, the remainder of this Agreement, and the application of such provision to the parties or circumstances other than those as to which it is determined to be invalid, unlawful, void or unenforceable, shall not be impaired or otherwise affected and shall continue to be valid and enforceable to the fullest extent permitted by law.

d.          Relationship of the Parties. This Agreement shall not be construed as creating an agency, partnership, joint venture or any other form of association, for tax purposes or otherwise, among the parties and the parties shall at all times be and remain independent contractors. Except as expressly agreed by the parties in writing, no party shall have any right or authority, express or implied, to assume or create any obligation of any kind, or to make any representation or warranty, on behalf of any other party or to bind any other party in any respect whatsoever.

e.          No Third Party Beneficiaries. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto, and their respective successors and permitted assigns, and the parties do not intend to confer third party beneficiary rights upon any other person or entity.

f.          Waiver/Counterparts. No waiver of any obligation by any party hereto under this Agreement shall be effective unless in writing, specifying such waiver, executed by the party making such waiver. A waiver by a party hereto of any of its rights or remedies under this Agreement on any occasion shall not be a bar to the exercise of the same right or remedy on any subsequent occasion or of any other right of remedy at any time. This Agreement may be executed in counterparts, by facsimile or otherwise, each of which shall be deemed an original Agreement for all purposes, including the judicial proof of any of the terms hereof; provided, however that all such counterparts shall constitute one and the same Agreement.

g.          Entire Agreement/Headings. This Agreement sets forth the entire agreement and understanding among the parties relating to the subject matter herein and supersedes all prior communications both oral and in writing among the parties. All exhibits and schedules attached hereto are hereby incorporated by reference into, and made a part of, this Agreement as and where referenced in this Agreement. No modification of or amendment to this Agreement will be effective unless in writing signed by the party to be charged. This Agreement shall be deemed to have been drafted jointly by the parties irrespective of the party who actually drafted the Agreement. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the Effective Date.

MARVEL ENTERPRISES, INC.,	MARVEL ENTERTAINMENT GROUP, INC.
a Delaware corporation	a Delaware corporation

By: /s/ John Turitzin	By: /s/ John Turitzin

Name: John Turitzin	Name: John Turitzin

Title: Executive Vice President	Title: President

MARVEL CHARACTERS, INC.,
a Delaware corporation

By: /s/ John Turitzin

Name: John Turitzin

Title: President

EXHIBIT A

SHORT FORM COPYRIGHT ASSIGNMENT

This Short Form Copyright Assignment is subject to all the terms and conditions of that certain Agreement among Marvel Enterprises, Inc. (“MEI”) and Marvel Entertainment Group, Inc. (“MEG”), on the one hand, and Marvel Characters, Inc. (“MCI”), on the other, of even date herewith (the “Agreement”). In the event of a conflict between this short form copyright assignment and the Agreement, the terms of the Agreement shall control.

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, MEI and MEG hereby sell, assign, grant, transfer and convey to MCI all of their respective right, title and interest of every kind and nature, including all rights under copyright, throughout the world in perpetuity in and to the character titles set forth on Schedule 1 (“Character Titles”), which is attached hereto and incorporated herein by this reference, and/or the characters set forth on Schedule 2 (“Characters”), which is attached hereto and incorporated herein by this reference.

MEI and MEG’s foregoing assignment, grant, transfer and conveyance of its rights under copyright shall include, without limitation, all copyrights, all national, foreign, state and common law registrations, applications for registration and renewals and extensions thereof; and all benefits, privileges, causes of action and remedies relating to any of the foregoing, whether before or hereafter accrued (including, without limitation, the exclusive rights to apply for and maintain all such registrations, renewals and/or extensions; to sue for all past, present or future infringements or other violations of any rights; and to settle and retain proceeds from any such actions).

IN WITNESS WHEREOF, a duly authorized representative of each of MEI and MEG has executed this short form copyright assignment on August __, 2005.

MARVEL ENTERPRISES, INC.,	MARVEL ENTERTAINMENT GROUP,INC.,
a Delaware corporation	a Delaware corporation

By: ________________________________	By: ________________________________

Name: ______________________________	Name: ______________________________

Title: _______________________________	Title: _______________________________

1

SCHEDULE 1

CHARACTER TITLES

Avengers

Power Pack

1

SCHEDULE 2

CHARACTERS

•	Ant-Man (Henry Pym/Ant-Man and Scott Edward Lang/Ant-Man II)
•	Black Panther (T’Challa, Luke Charles)
•	Captain America (Steve Rogers, The Captain)
•	Cloak (Tyrone Johnson)
•	Dagger (Tandy Bowen)
•	Doctor Strange [or Dr. Strange] (Stephen Strange, Stephen Sanders, Sorcerer Supreme, Master of the Mystic Arts)
•	Hawkeye (Clint Barton, Hawkeye the Marksman)
•	Nick Fury
•	Shang-Chi (Master of Kung Fu)
•	Alex Power (Gee, Destroyer, Powerhouse, Powerpax, Zero-G)
•	Jack Power (Mass Master, Counterweight)
•	Julie Power (Lightspeed, Molecula, Mistress of Density)
•	Katie Power (Energizer, Starstreak)
•	Wasp (Janet Van Dyne)
•	Giant-Man (Henry Pym’s alter ego)
•	Falcon (Sam Wilson’s alter ego, “Snap” Wilson)
•	Vision
•	Kang the Conqueror
•	Ultron (Ultron 1 - 12, Ultron Mark Twelve)
•	The White Wolf (Hunter)
•	Bucky Barnes (James Barnes, “Bucky”)
•	Red Skull (Johann Schmidt, Cyrus Fenton, Bettman P. Lyles, Todd March, THE MAN!)
•	Crossbones
•	Baron Zemo I and II (Baron Heinrich Zemo, The Heinrich Incarnation, Baron Helmut Zemo, The Helmut Incarnation)
•	D’Spayre
•	The Ancient One
•	Clea
•	Baron Mordo
•	Dormammu
•	Swordsman
•	Trick Shot (Buck Chisholm)
•	Jacob Fury (Scorpio)
•	Hydra
•	Baron Strucker (Baron Wolfgang Von Strucker, Don Antonio Caballero, Emir Ali Bey, John Bronson)
•	Madame Hydra (Viper II)
•	Snarks
•	Aelfyre “Whitey” Whitemane
•	Kymellians
•	Razor-Fist I, II and III
•	The Cat (Shen Kui’s alter ego)

1

•	Goliath (Henry Pym’s alter ego)
•	Yellowjacket (Henry Pym’s alter ego)
•	Darren Cross
•	Egghead (Elihas Starr)
•	Whirlwind
•	Yellowjacket (Rita DeMara)
•	Elfqueen
•	Kosmosian
•	Peggy Lang
•	Cassie Lang
•	Maria Trovaya
•	Vernon Van Dyne
•	Patricia “Trish” Starr
•	Rover
•	Ruth
•	Carl
•	Black Knight
•	Jack of Hearts
•	Tigra
•	Wonder Man
•	Collector
•	Korvac
•	Edwin Jarvis
•	T’Chaka
•	Bashenga
•	Erik Killmonger
•	Baron Macabre
•	M’Baku the Man-Ape
•	N’Yami
•	Chanda
•	Azzari the Wise
•	S’yan
•	Monica Lynne
•	Everett K. Ross
•	Jakarra
•	Khanata
•	Dr. Joshua Itobo
•	Ishanta
•	Zuni
•	Sharon Carter
•	Batroc the Leaper
•	Serpent Society
•	Arnim Zola
•	Dr. Faustus
•	Flag-Smasher
•	Viper I (Jordon Dixon, Jordan Stryke)
•	Joseph Rogers

2

•	Sarah Rogers
•	Gail
•	Dr. Abraham Erskine (Professor Reinstein)
•	Peggy Carter
•	Bernadette Rosenthal
•	Arnold Roth
•	Myron Maclain
•	Mister Jip
•	Night
•	Day
•	Ecstasy
•	Mayhem (Brigid O’Reilly)
•	Melissa Bowen
•	Mr. Bowen
•	Philip Carlisle
•	Father Michael Bowen
•	Rebecca “Rusty” Nales
•	Billy
•	Otis Johnson
•	Rob Daltry
•	Simon Marshall
•	Wong
•	The Mindless Ones
•	Nightmare
•	Yandroth
•	Eternity
•	Kaluu
•	Nebulos
•	Satannish
•	Shuma-Gorath
•	Umar
•	Rintrah
•	Bombshell
•	Crossfire
•	Oddball
•	Silencer
•	Harold Barton
•	Edith Barton
•	Bernard “Barney” Barton
•	Dum Dum Dugan
•	Gabe Jones
•	Clay Quatermain
•	James Woo
•	Gargantua (Leviathan)
•	Yellow Claw
•	Karl Kraus
•	Robert Rickard

3

•	Number 72
•	Zodiac
•	Jack Fury
•	Dawn Fury
•	Sgt. Charles Bass
•	Professor Berthold Sternberg
•	Jakal
•	Queen Mother Maraud
•	Technocrat
•	Dr. James Power
•	Margaret Power
•	Lord Kofi Whitemane
•	Byrel Whitemane
•	Lord Yrik Whitemane
•	Friday
•	Ducharme (Agent D)
•	“Black” Jack Tarr
•	Leiko Wu
•	Zaran
•	Death Dealer
•	Sata
•	Skull Crusher
•	War-Yore
•	Shockwave
•	Pavane
•	Shadow-stalker
•	Carlton Velcro
•	Mordillo
•	Brynocki
•	Cho Lin
•	M’Nai
•	Kwai Loo
•	Clive Reston

4